UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2016

Medizone International, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	2-93277-D (Commission File Number)	87-0412648 (IRS Employer Identification No.)

4000 Bridgeway, Suite 401, Sausalito, California 94965
(Address of principal executive offices, Zip Code)

Registrant’s telephone number, including area code: (415) 331-0303

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 15, 2016, Medizone International, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”). A total of 393,934,068 shares of the Company’s common stock were entitled to vote as of October 21, 2016, the record date for the Annual Meeting, of which 304,812,552 were present in person or by proxy at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:
Proposal No. 1: All of the nominees for director were elected to serve for a one-year term expiring on the date of the Company’s 2017 Annual Meeting of Stockholders by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
Edwin G. Marshall	157,143,117	33,055,919	114,613,516
Michael E. Shannon	180,345,746	9,853,290	114,613,516
Daniel D. Hoyt	163,543,935	26,655,101	114,613,516
David A. Esposito	188,172,333	2,026,703	114,613,516
Vincent C. Caponi	187,974,538	2,224,498	114,613,516

Proposal No. 2: The appointment of Tanner LLC as the Company’s independent registered public accounting firm for the fiscal year ending on December 31, 2016 was ratified by the Company’s stockholders by the votes set forth in the table below:

For	Against	Abstain
292,444,639	7,918,234	4,249,679

Proposal No. 3: The compensation of the Company’s Named Executive Officers as disclosed in the Company’s Proxy Statement dated November 11, 2016, was approved by the Company’s stockholders on an advisory, non-binding basis by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
151,235,741	33,681,595	5,281,700	114,613,516

Proposal No. 4: The frequency of holding future advisory votes on the compensation of the Company’s Named Executive Officers was approved by the Company’s stockholders on an advisory, non-binding basis by the votes set forth in the table below:
One Year	Two Years	Three Years	Abstain
52,255,287	6,636,949	121,557,749	9,749,050

Proposal No. 5: The Amendment to Articles of Incorporation to increase the number of authorized shares of common stock to 500,000,000 shares was approved by the Company’s stockholders holding a majority of the issued and outstanding shares of common stock of the Company by the votes set forth in the table below:
For	Against	Abstain
274,608,878	27,436,404	2,767,270
Proposal No. 6: The adoption of the Medizone International, Inc. 2016 Equity Incentive Award Plan was adopted by the Company’s stockholders by the votes set forth in the table below:
For	Against	Abstain	Broker Non-Votes
148,093,389	37,202,266	4,903,381	114,613,516
Proposal No. 7: The Stockholder Proposal to amend the Bylaws of the Company to impose mandatory retirement at the age of 75 years for non-employee directors was not approved by stockholders holding a majority of the issued and outstanding shares of common stock of the Company as set forth in the table below:
For	Against	Abstain	Broker Non-Votes
70,105,476	117,893,801	2,199,753	114,613,516
Proposal No. 8: The Stockholder Proposal to amend the Articles of Incorporation of the Company to rescind the authorization to issue the remaining unissued preferred stock of the Company was not approved by stockholders holding a majority of the issued and outstanding shares of common stock of the Company as set forth in the table below:
For	Against	Abstain	Broker Non-Votes
39,919,750	135,925,378	14,353,908	114,613,516

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Medizone International, Inc.

By:	/s/ Edwin G. Marshall
Edwin G. Marshall Chief Executive Officer

Date: December 19, 2016